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                                                                   Exhibit 10.56
[LOGO] Guy Carpenter

                        Guy Carpenter & Company, Inc.

                        44 Whippany Road
                        P.O. Box 1966
                        973-401-5000                     Telephone 973-401-5000
                        Morristown, NJ  07962-1966       Facsimile 973-401-8260

Placement Slip
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                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

COMPANY:
-------

     SCPIE HOLDINGS, INC.,
     AND/OR SCPIE INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
     AND/OR SCPIE INSURANCE SERVICES, INC.,
     AND/OR SCPIE MANAGEMENT SERVICES, INC.,
     LOS ANGELES, CALIFORNIA

TYPE:
----

     FIRST - FOURTH  EXCESS OF LOSS REINSURANCE

BUSINESS COVERED:
----------------

     1. Physicians & Surgeons Comprehensive Professional and Business Liability, including Clinics and Clinical Laboratories.

     2. Professional and Business Liability Policies for Hospitals and Healthcare Facilities, including:

          a. Modified Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

          b. Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

          c. Excess Automobile Liability and Excess Employers Liability associated with the policy forms outlined above.

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                                         Page:             2 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

BUSINESS COVERED (continued)
----------------------------

     3. Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies.

     4. Physicians and Surgeons Comprehensive Professional Liability and Personal Umbrella Business underwritten by Brown & Brown, Inc., Tampa, Florida.

TERM:
----

     January 1, 2002 to December 31, 2002 as respects claims made during the calendar year 2002.

     The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence, or Modified Claims Made Policies, claims or losses first notified to the Company during the term of this Agreement.

     Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

     In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium applicable to each layer.

TERRITORY:
---------

     As per the Company's original policies, contracts, or binders

EXCLUSIONS:
----------

     1.   Insolvency Funds.

     2.   Nuclear Incident - Liability - Reinsurance.

     3. Assumed Reinsurance other than for Licensing, Financial Rating Purposes or Acquisition Purposes.

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                                         Page:             3 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

LIMIT AND RETENTION:
-------------------

     First Layer:
     -----------

     A.) $3,750,000 each and every loss in excess of $1,250,000 as respects Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability polices for Healthcare Facilities, and Errors and Omissions liability policies for Managed Care Organizations and Directors and Officers Liability Policies.

     B.) $3,000,000 each and every loss in excess of $2,000,000 each and every loss with respect to Professional and Business Liability Policies for Hospitals.

     C.) It is understood and agreed that this agreement would respond to individual losses under Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability policies for Healthcare Facilities, Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies and/or any combination thereof, in excess of $1,250,000 arising from any one incident. However, in the event any such combined loss were to include Professional and Business Liability Policies for Hospitals, then this agreement would attach in excess of $2,000,000 arising from any one incident.

     D.) Reinsurers maximum aggregate liability, during the term of this Agreement shall be $15,000,000.

     Not withstanding the foregoing it is a condition hereto that an Annual Aggregate Deductible of $2,750,000 and otherwise recoverable, shall first be deducted before any liability attaches hereon.

     Second Layer:
     ------------

     A.) $5,000,000 each and every loss in excess of $5,000,000 each and every loss.

     B.)  Reinstatements -      First -  Computed Pro-Rata as to amount, 50%
                                         as to Premium.

                                Second - Computed Pro-Rata as to amount, 100%
                                         as to Premium.

     Third Layer:
     -----------

     A.) $10,000,000 each and every loss in excess of $10,000,000 each and every loss.

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                                         Page:             4 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

LIMIT AND RETENTION (continued)
------------------------------

     B.)  Reinstatements -      First -  Computed Pro-Rata as to amount, 100%
                                         as to Premium.

                                Second - Computed Pro-Rata as to amount, 100%
                                         as to Premium.

     Fourth Layer:
     ------------

     A.) $30,000,000 each and every loss in excess of $20,000,000 each and every loss

     B.)  Reinstatement -       One in all computed Pro Rata as to amount, 100%
                                as to Premium.

WARRANTY:
--------

     1.) In respect of Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, the Maximum Policy Limit is $10,000,000 subject to inuring protection of $8,000,000 in excess of $2,000,000 with a maximum aggregate of $8,000,000 during each 12 month period, or so deemed.

     2.) Coverage for Professional and Business Liability Policies for Hospitals is restricted to policies incepting prior to January 1, 2002, the Maximum Policy Limit is $50,000,000, or so deemed.

     3.) In respect of Professional and Business Liability Policies for Healthcare Facilities, the Maximum Policy Limit is $10,000,000 for policies incepting prior to January 1, 2002, and $5,000,000 for policies incepting on or after January 1, 2002, or so deemed.

     4.) In respect of Errors and Omissions Liability Policies for Managed Care Organizations, Directors and Officers Liability Policies, and Employment Practices Liability Insurance, the Maximum Policy Limit is $5,000,000 for policies incepting prior to January 1, 2002, and $1,000,000 for policies incepting on or after January 1, 2002, or so deemed.

     5.) In respect of Professional and Business Liability Policies for Dentists, excluding coverages for Oral and Maxillofacial Surgeons, the Maximum Policy Limit is $10,000,000, for policies incepting prior to January 1, 2002, and $2,000,000 for policies incepting on or after January 1, 2002, or so deemed.

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                                         Page:             5 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

PREMIUM:
-------

     First Layer:
     -----------
     4.50% of G.N.E.P.I.
     Deposit - $7,232,000 payable $1,808,000 quarterly.
     Minimum - $5,785,600

     Second Layer:
     ------------
     1.87% of G.N.E.P.I.
     Deposit - $3,000,000 payable $750,000 quarterly.
     Minimum - $2,400,000

     Third Layer:
     -----------
     1.17% of G.N.E.P.I.
     Deposit - $1,880,000 payable $470,000 quarterly
     Minimum - $1,504,000

     Fourth Layer:
     ------------
     0.82% G.N.E.P.I.
     Deposit - $1,300,000 payable $325,000 quarterly. Minimum - $1,040,000.

ATTACHMENT OF LIABILITY:
-----------------------

     (A) For purposes of determining the attachment of the Reinsurers liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder.

     (B) The date of a loss hereunder shall be the earliest date, within the term of this Agreement, that the Company has received First Notice of Claim or Circumstance.

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                                         Page:             6 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

ACCOUNTING:
----------

     Premiums - Payments within 60 days of respective due date. Losses - Payments within 60 days of receipt of proof of loss.
     Outstanding losses reported individually as they occur.

GENERAL CONDITIONS:
------------------

     Loss Adjustment Expenses to be included with the Ultimate Net Loss. Excess of Original Policy Limits Clause.
     80% Extra Contractual Obligations Clause.
     Ultimate Net Loss Clause including Declaratory Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim.
     Net Retained Lines Clause.
     Notice of Loss Clause.
     Loss Funding Clause - Including IBNR (See Attached).
     Special Funding Clause.
     Confidentiality Clause.
     Commutation Clause by Mutual Agreement.
     Federal Excise Tax Clause.
     Errors and Omissions Clause.
     Insolvency Clause.
     Offset Clause - BRMA 36A
     Service of Suit Clause.
     Arbitration Clause.
     Access to Records Clause.
     Guy Carpenter & Company, Inc. Intermediary Clause.

INFORMATION:
-----------

     2002 Premium Estimates by Line:
     ------------------------------

     Physicians SCPIE                      $ 83,500,000
     Physicians Cal. Standard AHI          $ 14,500,000
     Physicians Other than Cal. Std. AHI   $  2,500,000
     Physicians - Non Standard AHI         $  2,000,000
     Physicians - Non Standard AHSIC       $  1,000,000
                                           ------------
                            Subtotal:      $103,500,000

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                                         Page:             7 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

INFORMATION (continued)
----------------------

     Hospitals                             $  2,750,000
     Healthcare Facilities                 $  6,500,000
     Heathcare Providers                   $  1,750,000
     Umbrella                              $    600,000
     Managed Care E&O                      $  1,000,000
     Directors & Officers                  $  1,600,000
                                           ------------
                            Subtotal:      $ 14,200,000

     Brown & Brown
     Physicians                            $ 36,000,000
     Phys. - Dentists & Oral Surgeons      $  7,000,000
                                           ------------
                            Subtotal:      $ 43,000,000

     Grand Total:                          $160,700,000

REGULATION 98:
-------------

     Premium and loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with
     Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

BROKERAGE:
---------

     10%

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                                         Page:             8 of 8
                                         File #:           8493-0009-01/2/3/4
                                         Effective Date:   January 1, 2002

ACCEPTED:
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     First Layer:
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     Second Layer:
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     Third Layer:
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     Fourth Layer:
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     Fifth Layer:
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Reinsurer:
                       ---------------------------------------------------------

Reference #:
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FEIN # & NAIC #:
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Authorized Signature:
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Date:
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